ITEM 15. EXHIBITS, FINANCIAL STATEMENT SCHEDULES (a) (1) List of Financial Statements See Index to Financial Statements in Part II, Item 8 of this Annual Report. (2) List of Financial Statement Schedules All applicable schedule information is included in our Financial Statements in Part II, Item 8 of this Annual Report. (b) Exhibit Index. We hereby file, as exhibits to this Annual Report, those exhibits listed on the Exhibit Index immediately following the signature page hereto. As in previous filings, pursuant to Item 601(b)(4)(iii)(A) of Regulation S- K, the Company has not filed as exhibits to this annual report on Form 10-K certain long-term debt instruments (including indentures) under which the total amount of securities authorized does not exceed 10% of the total assets of the Company and its subsidiaries on a consolidated basis. The Company agrees to furnish a copy of any such instrument to the SEC upon request. Exhibit No. Document 3.1 Fifth Amended and Restated Certificate of Incorporation, incorporated by reference to Exhibit 3.1 of Ormat Technologies, Inc. Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2024. 3.2 Seventh Amended and Restated By-laws of Ormat Technologies, Inc., incorporated by reference to Exhibit 3.1 to Ormat Technologies, Inc.’s Quarterly Report on Form 10-Q filed with the SEC on August 4, 2022. 3.3 Amended and Restated Limited Liability Company Agreement of ORPD LLC, dated April 30, 2015, by and among Ormat Nevada Inc., Northleaf Geothermal Holdings LLC, and ORPD Holding LLC incorporated by reference to Exhibit 3.5 to Ormat Technologies, Inc.’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 7, 2015. 4.1 Form of Common Share Stock Certificate, incorporated by reference to Exhibit 4.1 to Ormat Technologies, Inc.’s Registration Statement on Form S-1 (File No. 333-117527) filed with the Securities and Exchange Commission on July 21, 2004. 4.2 Indenture of Trust and Security Agreement, dated September 23, 2011, among OFC 2 LLC, ORNI 15 LLC, ORNI 39 LLC, ORNI 42 LLC, HSS II, LLC, and Wilmington Trust Company, as Trustee and Depository, incorporated by reference to Exhibit 4.8 to Ormat Technologies, Inc.’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 4, 2011. 4.3+ Description of Securities Registered under Section 12 of the Securities Exchange Act of 1934, incorporated by reference to Exhibit 4.4 to Ormat Technologies, Inc.’s Annual Report on Form10-K filed with the Securities and Exchange Commission on February 26, 2021. 4.4 Deed of Trust, dated June 25, 2020, by and between Ormat Technologies, Inc. and Mishmeret Trust Services Company Ltd., as trustee, and a Form of Bonds (included in Schedule One to the Deed of Trust), incorporated by reference to Exhibit 4.1 to Ormat Technologies, Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 1, 2020. 4.5 Indenture, dated June 27, 2022, between Ormat Technologies, Inc. and U.S. Bank Trust Company, National Association, incorporated by reference to Exhibit 4.1 to Ormat Technologies, Inc.’s Current Report on Form 8- K filed with the Securities and Exchange Commission on June 27, 2022. 1

4.6 Form of 2.50% Senior Convertible Note due 2027 (included in Exhibit 4.6). 4.7 First Supplemental Indenture, dated July 15, 2024, between Ormat Technologies, Inc. and U.S. Bank Trust Company, National Association, as trustee, incorporated by reference to Exhibit 4.2 to Ormat Technologies, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 18, 2024. 4.8 Form of Additional 2.50% Senior Convertible Note due 2027, incorporated by reference to Exhibit 4.3 to Ormat Technologies, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 18, 2024. 10.1 Agreement for Purchase of Membership Interests in ORPD LLC, dated February 5, 2015, by and between Ormat Nevada Inc. and Northleaf Geothermal Holdings LLC is incorporated by reference to Exhibit 3.5 to Ormat Technologies, Inc.'s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 7, 2015. 10.2 Agreement for Purchase of Membership Interests in ORNI 37 LLC, dated November 22, 2016, by and between Northleaf Geothermal Holdings LLC and Ormat Nevada Inc., incorporated by reference to Exhibit 10.1.13 to Ormat Technologies, Inc.’s Form 10-K filed with the Securities and Exchange Commission on March 1, 2017. 10.3 Amended and Restated Limited Liability Company Agreement of Opal Geo LLC, dated December 16, 2016, by and between OrLeaf LLC and JPM Capital Corporation, incorporated by reference to Exhibit 10.1.14 to Ormat Technologies, Inc.’s Form 10-K filed with the Securities and Exchange Commission on March 1, 2017. 10.4 Equity Contribution Agreement, dated December 16, 2016, by and among JPM Capital Corporation, Ormat Nevada Inc. and OrLeaf LLC, incorporated by reference to Exhibit 10.1.15 to Ormat Technologies, Inc.’s Form 10-K filed with the Securities and Exchange Commission on March 1, 2017. 10.5* Ormat Technologies, Inc.'s Annual Management Incentive Plan, incorporated by reference to Exhibit 10.1 to Ormat Technologies, Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 29, 2016. 10.6* Form of Restricted Stock Unit Grant Notice and Terms and Conditions (Executive Officers) to Ormat Technologies, Inc.’s Amended and Restated 2018 Incentive Compensation Plan, incorporated by reference to Exhibit 10.5 to Ormat Technologies, Inc.’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 8, 2018. 10.7* Form of Restricted Stock Unit Grant Notice and Terms and Conditions (Directors) to Ormat Technologies, Inc.’s Amended and Restated 2018 Incentive Compensation Plan, incorporated by reference to Exhibit 10.4.11 to Ormat Technologies, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2019. 10.8* Form of Stock Appreciation Right Grant Notice and Terms and Conditions (Directors) to Ormat Technologies, Inc.’s Amended and Restated 2018 Incentive Compensation Plan.1, incorporated by reference to Exhibit 10.4.12 to Ormat Technologies, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2019. 2

10.9* Form of Indemnification Agreement, incorporated by reference to Exhibit 10.11 to Ormat Technologies, Inc.’s Registration Statement Amendment No. 2 on Form S-1 (File No. 333-117527) filed with the Securities and Exchange Commission on October 20, 2004. 10.10 Third Amended and Restated Power Purchase Agreement for Olkaria III Geothermal Plants, dated November 26, 2014, between OrPower 4 Inc. and The Kenya Power and Lighting Company Limited, incorporated by reference to Exhibit 10.34 to Ormat Technologies, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2021. 10.11 Amendment of the Third Amended and Restated Power Purchase Agreement and Termination of Amended and Restated Olkaria III Project Security Agreement, dated October 30, 2015, between The Kenya Power and Lighting Company Limited and OrPower 4 Inc., incorporated by reference to Exhibit 10.35 to Ormat Technologies, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2021. 10.12 Second Amendment of the Third Amended and Restated Power Purchase Agreement, dated December 20, 2016, between The Kenya Power and Lighting Company Limited and OrPower 4 Inc., incorporated by reference to Exhibit 10.36 to Ormat Technologies, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 26, 2021. 10.13 Third Amendment of the Third Amended and Restated Power Purchase Agreement, dated February 19, 2021, between The Kenya Power and Lighting Company PLC and OrPower 4 Inc., incorporated by reference to Exhibit 10.37 to Ormat Technologies, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 25, 2022. 10.14 Note Purchase Agreement, dated September 23, 2011, among OFC 2 LLC, ORNI 15 LLC, ORNI 39 LLC, ORNI 42 LLC, and HSS II, LLC, as Issuers, OFC 2 Noteholder Trust, as Purchaser, John Hancock Life Insurance Company (U.S.A.), as Administrative Agent, and the United States Department of Energy (DOE), as Guarantor, incorporated by reference to Exhibit 10.1 to Ormat Technologies, Inc.’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 4, 2011. 10.15 Finance Agreement, dated August 23, 2012, between OrPower 4, Inc., an indirect wholly-owned subsidiary of Ormat Technologies, Inc., and Overseas Private Investment Corporation, incorporated by reference to Exhibit 10.1 to Ormat Technologies, Inc.’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 8, 2012. 10.16 Amendment No. 1 to the Finance Agreement, dated August 23, 2012, between OrPower 4, Inc., an indirect wholly-owned subsidiary of Ormat Technologies, Inc., and Overseas Private Investment Corporation, incorporated by reference to Exhibit 10.1 to Ormat Technologies, Inc.’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 8, 2012. 10.17 Loan Agreement, dated March 22, 2018, by and among Ormat Technologies, Inc. and Migdal Insurance Company Ltd., Migdal's Makefet Pension and Provident Funds Ltd. and Yozma Pension Fund of Self Employed Ltd., incorporated by reference to Exhibit 10.1 to Ormat Technologies, Inc.’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on June 19, 2018. 10.18 First Addendum to Loan Agreement, dated March 25, 2019, by and among Ormat Technologies, Inc. and Migdal Insurance Company Ltd., Migdal Makefet Pension and Provident Funds Ltd. and Yozma Pension Fund of Self Employed Ltd., incorporated by reference to Exhibit 10.1 to Ormat Technologies, Inc.’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 8, 2019. 10.19 Second Addendum to Loan Agreement, dated April 13, 2020, between and among Ormat Technologies, Inc. and Migdal Insurance Company Ltd., Migdal Makefet Pension and Provident Funds Ltd. And Yozma Pension Fund of Self-Employed Ltd., incorporated by reference to Exhibit 10.2 to Ormat Technologies, Inc.’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 6, 2020. 3

10.20 Finance Agreement, dated April 30, 2018 between Geotérmica Platanares, S.A. DE C.V. and Overseas Private Investment Corporation incorporated by reference to Exhibit 10.2 to Ormat Technologies, Inc.’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on June 19, 2018. 10.21 Amendment to Finance Agreement, dated October 17, 2018 between Geotérmica Platanares, S.A. DE C.V. and Overseas Private Investment Corporation, incorporated by reference to Exhibit 10.1 to Ormat Technologies, Inc.’s Quarterly Report on Form 10-Q filed on November 8, 2018. 10.22* Amended and Restated Employment Agreement, dated July 2, 2020, between Ormat Technologies, Inc., Ormat Systems, Ltd. and Doron Blachar incorporated by reference to Exhibit 10.1 and to Ormat Technologies, Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2020. 10.23 Agreement for Purchase of Membership Interests, dated May 21, 2021, by and between TG Geothermal Portfolio, LLC and Deer Holdings, LLC, incorporated by reference to Exhibit 10.63 to Ormat Technologies, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 25, 2022. 10.24 Form of Capped Call Confirmation, incorporated by reference to Exhibit 10.1 to Ormat Technologies, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 27, 2022. 10.25* Employment Agreement, dated May 10, 2020, between Ormat Systems Ltd and Assaf Ginzburg, incorporated by reference to Exhibit 10.2 to Ormat Technologies, Inc.’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 11, 2020. 10.26* Employment Agreement, dated April 1, 2020, between Ormat Systems Ltd and Ofer Ben Yosef, incorporated by reference to Exhibit 10.5 to Ormat’s Technologies, Inc.’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 4, 2022. 10.27* Employment Agreement dated February 21, 2023 between Ormat Technologies, Inc. and Jessica Woelfel, incorporated by reference to Exhibit 10.42 to Ormat Technologies, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 24, 2023. 10.28* Employment Agreement, dated June 4, 2025, between Ormat Technologies, Inc. and Aron John Willis, incorporated by reference to Exhibit 10.27 to Ormat Technologies, Inc.’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 7, 2025. 10.29* Ormat Technologies, Inc. Severance Plan, incorporated by reference to Exhibit 10.43 to Ormat Technologies, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 24, 2023. 10.30* Form of Notification Letter under Ormat Technologies, Inc. Change in Control Severance Plan 43 incorporated by reference to Exhibit C to Exhibit 10.43 to Ormat Technologies, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 24, 2023. 10.31*† Form of Performance Stock Unit Grant Notice and Terms and Conditions (Executive Officers) (TSR or MW Performance Target, Three-Year Vesting) under Ormat Technologies, Inc.’s 2018 Amended and Restated Incentive Compensation Plan incorporated by reference to Exhibit 10.43 to Ormat Technologies, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 23, 2024. 10.32* Form of Restricted Stock Unit Grant Notice and Terms and Conditions (Executive Officers, Three-Year Vesting) under Ormat Technologies, Inc.’s 2018 Amended and Restated Incentive Compensation Plan, incorporated by reference to Exhibit 10.45 to Ormat Technologies, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 23, 2024. 4

10.33†^ Membership Interest Purchase Agreement, dated October 23, 2023, between Snow Wolf Holdings LLC and Enel Green Power North America, Inc. and Enel Kansas, LLC, Enel Geothermal, LLC, EGP Nevada Power, LLC, Stillwater Woods Hill Holdings, LLC, Enel Surprise Valley, LLC, and Enel Cove Fort II, LLC, incorporated by reference to Exhibit 10.46 to Ormat Technologies, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 23, 2024. 10.34* Ormat Technologies, Inc. Second Amended and Restated 2018 Incentive Compensation Plan, incorporated by reference to Exhibit 10.1 to Ormat Technologies, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2024. 19.1 Ormat Technologies, Inc. Insider Trading Policy, , incorporated by reference to Exhibit 19.1 to Ormat Technologies, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2025. 21.1 Subsidiaries of Ormat Technologies, Inc., incorporated by reference to Exhibit 21.1 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 25, 2022. 23.1+ Consent of Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited, Independent Registered Public Accounting Firm. 31.1+ Certification of the Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. 31.2+ Certification of the Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. 32.1# Certification of the Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. 32.2# Certification of the Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. 97.1+ Policy Relating to Recovery of Erroneously Awarded Compensation, incorporated by reference to Exhibit 97.1+ to Ormat Technologies, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 23, 2024. 101.INS+ Inline XBRL Instance Document. 101.SCH+ Inline XBRL Taxonomy Extension Schema Document. 101.CAL+ Inline XBRL Taxonomy Extension Calculation Linkbase Document. 101.DEF+ Inline XBRL Taxonomy Extension Definition Linkbase Document. 101.LAB+ Inline XBRL Taxonomy Extension Label Linkbase Document. 101.PRE+ Inline XBRL Taxonomy Extension Presentation Linkbase Document. 104.1+ Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit 101). * Management contract or compensatory plan in which directors and/or executive officers are eligible to participate. ^ Schedules to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. † Certain confidential information contained in this document has been redacted in accordance with Item 601(b)(10)(iv) of Regulation S-K. + Filed herewith. # Furnished herewith. 5